Exhibit 99.1

Fox Factory Holding Corp. Announces CEO Succession Plan
Larry L. Enterline to Retire as CEO and Become Executive Chairman of the Board
Names Mike Dennison, FOX’s President, Powered Vehicles Group, to CEO

BRASELTON, Georgia, Feb. 26, 2019 -- Fox Factory Holding Corp. (NASDAQ: FOXF) (“FOX” or the “Company”) today announced Larry L. Enterline will retire from the role of Chief Executive Officer (“CEO”) after eight years with the Company, and become Executive Chairman of the Board, on June 29, 2019. Concurrently, Mike Dennison, FOX’s President, Powered Vehicles Group, will become CEO and remain a director on the Board of Directors. Upon the appointment of Mr. Enterline to Executive Chairman, Dudley Mendenhall will transition from Chairman of the Board of Directors to Lead Independent Director.
Under Mr. Enterline’s leadership from 2011 through 2018, the Company achieved outstanding performance with a proven track record of generating strong operational and financial results. He has successfully led the organization as FOX expanded its global presence in performance-defining offerings across diverse end markets, growing both organically and via acquisition to increase sales from $197.7 million in 2011 to $619.2 million in 2018. Mr. Enterline also played an integral role as FOX transitioned from a private to publicly traded company in 2013 generating a total shareholder return of over 300% during his tenure.
“Larry is an exceptional leader who has guided FOX through extraordinary growth,” said Mr. Mendenhall. “In that time, he has developed the foundation for long-term success, building an enduring international brand and an outstanding leadership team that is poised to continue delivering superior performance. On behalf of the Board of Directors and everyone at FOX, we want to thank Larry for his leadership and look forward to his continued contributions as Executive Chairman.”
Mr. Enterline commented, “It has been my privilege and honor to be a part of the FOX team for the past eight years. I look forward to continuing to work with Mike, the Board of Directors, and our entire FOX team on strategy and business development initiatives in my new role as Executive Chairman. Under Mike’s leadership FOX will continue to execute our shared strategic vision for future growth. His vast international operating experience and deep understanding of FOX, our people and diverse end markets make him uniquely qualified to lead FOX into its next phase of growth.”
“I am honored to have the opportunity to succeed Larry as CEO and I look forward to continuing to work closely with him during the transition and in the future in his role as Executive Chairman,” said Dennison. “FOX is a unique company, and it has been my pleasure to work alongside such a high-performing team of people who care about delivering best-in-class, performance-defining products with an authentic brand experience. I thank Larry for his leadership and our collaboration, and I am confident that we are going to build upon our existing accomplishments to generate sustainable growth and value for our shareholders.”
About Fox Factory Holding Corp. (NASDAQ: FOXF)
Fox Factory Holding Corp. designs and manufactures performance-defining products primarily for bicycles, on-road and off-road vehicles and trucks, side-by-side vehicles, all-terrain vehicles, snowmobiles, specialty vehicles and applications, and motorcycles. The Company is a direct supplier to leading power vehicle original equipment manufacturers ("OEMs"). Additionally, the Company supplies top bicycle OEMs and their contract manufacturers and provides aftermarket products to retailers and distributors.
FOX is a registered trademark of Fox Factory, Inc. NASDAQ Global Select Market is a registered trademark of The NASDAQ OMX Group, Inc. All rights reserved.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release including earnings guidance may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “likely,” “potential” or “continue” or other similar terms or expressions and such forward-looking statements include, but are not limited to, statements about the Company’s continued growing demand for its products; the Company’s execution on its strategy to improve operating efficiencies; the Company’s optimism about its operating results and future growth prospects; the Company’s expected future sales and future non-GAAP adjusted earnings per diluted share; and any other statements in this press release that are not of a historical nature. Many important factors may cause the Company’s actual results, events or circumstances to differ materially from those discussed in any such forward-looking statements, including but not limited to: the Company’s ability to complete any acquisition and/or incorporate any acquired assets into its business; the Company’s ability to improve operating and supply chain efficiencies; the Company’s ability to enforce its intellectual property rights; the Company’s future financial performance, including its sales, cost of sales, gross profit or gross margin, operating expenses, ability to generate positive cash flow and ability to maintain profitability; the Company’s ability to adapt its business model to mitigate the impact of certain changes in tax laws including those enacted in the U.S. in December 2017; changes in tariffs, quotas, trade barriers and other similar restrictions on sales; changes in the relative proportion of profit earned in the numerous jurisdictions in which the Company does business and in tax legislation, case law and other authoritative guidance in those jurisdictions; factors which impact the calculation of the weighted average number of diluted shares of common stock outstanding, including the market price of the Company’s common stock, grants of equity-based awards and the vesting schedules of equity-based awards; the Company’s ability to develop new and innovative products in its current end-markets and to leverage its technologies and brand to expand into new categories and end-markets; the Company’s ability to increase its aftermarket penetration; the Company’s exposure to exchange rate fluctuations; the loss of key customers; the outcome of pending litigation; the possibility that the Company could experience a disruption in connection with the transition of the majority of the Company’s mountain bike suspension component manufacturing operations to Taiwan or unexpected difficulties in such operations; the possibility that the Company may not be able to accelerate its international growth; the Company’s ability to maintain its premium brand image and high-performance products; the Company’s ability to maintain relationships with the professional athletes and race teams that it sponsors; the possibility that the Company may not be able to selectively add additional dealers and distributors in certain geographic markets; the overall growth of the markets in which the Company competes; the Company’s expectations regarding consumer preferences and its ability to respond to changes in consumer preferences; changes in demand for high-end suspension and ride dynamics products; the Company’s loss of key personnel, management and skilled engineers; the Company’s ability to successfully identify, evaluate and manage potential acquisitions and to benefit from such acquisitions; future economic or market conditions; and the other risks and uncertainties described in “Risk Factors” contained in its Annual Report on Form 10-K or Quarterly Reports on Form 10-Q or otherwise described in the Company’s other filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

CONTACT:
ICR
Katie Turner
646-277-1228
Katie.Turner@icrinc.com

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